Lease Arrangements (Tables)	12 Months Ended
Dec. 31, 2023
Lease Arrangements
Schedule of future minimum payments, expected to be received on non-cancellable time charters and bareboat charters

The future minimum payments, expected to be received on non-cancellable time charters and bareboat charters classified as operating leases consisted of the following as of December 31, 2023 (in thousands):

2024	847,482
2025	663,127
2026	473,973
2027	277,600
2028	35,354
Total future rentals	$2,297,536